SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                  June 26, 1998


                                  DESIGNS, INC.
             (Exact Name of registrant as specified in its charter)


          Delaware              0-15898           04-2623104
(State or other jurisdiction  (Commission        (IRS Employer
    of incorporation)          File Number)    Identification No.)


  66 B Street, Needham, Massachusetts                  02194
(Address of principal executive offices)             (Zip Code)


                                 (781) 444-7222
              (Registrant's telephone number, including area code)


Item 4.  Changes in Registrant's Certifying Accountant

     On June 19, 1998, Designs, Inc. (the "Company") dismissed its principal independent accountants, Coopers & Lybrand L.L.P. ("Coopers & Lybrand"). On June 24, 1998, the Company engaged Arthur Andersen LLP ("Arthur Andersen") as its new principal independent accountants. The Company's Board of Directors and its Audit Committee unanimously approved the change of principal independent accountants.

     Since January 28, 1995 to date Arthur Andersen has served and continues to serve as the principal independent accountant of The Designs/OLS Partnership (the "OLS Partnership"), the joint venture partnership between a subsidiary of the Company and a subsidiary of Levi's Only Stores, Inc., a subsidiary of Levi Strauss & Co. For financial reporting purposes, the OLS Partnership's assets, liabilities and results of operations are consolidated with those of the Company. See Note K to the Company's Consolidated Financial Statements included with its Annual Report on Form 10-K dated May 1, 1998 for additional information concerning the OLS Partnership.

     During the Company's two most recently completed fiscal years and thereafter until its engagement of Arthur Andersen, the Company did not consult Arthur Andersen regarding the type of audit opinions that might be rendered on the Company's financial statements relating to such periods. Throughout those same periods, there were no matters that occurred that constituted either a disagreement or the kind of event described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission").

     During the Company's two most recently completed fiscal years and thereafter through June 19, 1998 there were no disagreements between the Company and Coopers & Lybrand on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make reference to the subject matter thereof in its reports. During the Company's two most recently completed fiscal years and thereafter through June 19, 1998 there was no occurrence of the kinds of events described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Commission. In addition, none of the reports issued by Coopers & Lybrand concerning the Company's financial statements for the Company's fiscal years ended February 1, 1997 and January 31, 1998 and thereafter through June 19, 1998 contain any adverse opinion or disclaimer of opinion. Such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 16.1 Letter from Coopers & Lybrand L.L.P., dated June 25, 1998, regarding its concurrence with the Company's disclosure in this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DESIGNS, INC.



Date:  June 26, 1998                By:   /s/ Carolyn R. Faulkner
                                         ----------------------------
                                         Carolyn R. Faulkner, Vice
                                           President, Chief Financial
                                           Officer and Treasurer